BRIDGE BUILDER TRUST

Bridge Builder International Equity Fund (the “Fund”)

Supplement dated August 10, 2021

to the Summary Prospectus dated October 28, 2020, as supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Effective August 10, 2021 (the “Effective Date”), Alex Duffy is hereby added as a member of the portfolio management team responsible for the day-to-day management of the portion of the Fund’s assets allocated to Marathon Asset Management LLP (“Marathon-London”), and David Cull no longer serves as a member of the portfolio management team.

Accordingly, as of the Effective Date, the table entitled “Marathon-London” under the section of the Summary Prospectus entitled “Sub-advisers and Portfolio Managers” is replaced with the following:

Portfolio Manager	Position with Marathon-London	Length of Service to the Fund
Neil M. Ostrer	Portfolio Manager, Europe	Since June 2021
Charles Carter	Portfolio Manager, Europe	Since June 2021
Nick Longhurst	Portfolio Manager, Europe	Since June 2021
William J. Arah	Portfolio Manager, Japan	Since June 2021
Simon Somerville	Portfolio Manager, Japan	Since June 2021
Michael Nickson, CFA	Portfolio Manager, Japan	Since June 2021
Justin Hill	Portfolio Manager, Asia ex-Japan	Since June 2021
Alex Duffy	Portfolio Manager, Emerging Markets	Since August 2021

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